Q2 2014 Conference Call August 19, 2014 Exhibit 99.1

Forward-Looking & Other Cautionary Statements
Cautionary Statement Regarding Forward-Looking Statements
The information in this presentation by Samson Resources Corporation (the “Company,” “we” or “our”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included in this presentation, other than statements of historical fact, may constitute forward-looking statements, including, but not limited to, statements or information regarding our future growth, results of operations, operational and financial performance, business prospects and opportunities and future events. Words such as, but not limited to, “anticipate,” “continue,” “estimate,” “expect,” “may,” “might,” “will,” “project,”
“should,” “believe,” “intend,” “continue,” “could,” “plan,” “predict,” “potential,” “goal,” “foresee” and negatives of these words and similar expressions are intended to identify forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance contained in this presentation are forward-looking statements.
All forward-looking statements involve risks and uncertainties. The occurrence of the events described and the achievement of the expected results depend on many events and assumptions, some or all of which are not predictable or within our control. Factors that may cause actual results to differ from expected results include, but are not limited to: (i) fluctuations in oil and natural gas prices; (ii) the uncertainty inherent in estimating our reserves, future net revenues and PV-10; (iii) the timing and amount of future production of oil and natural gas; (iv) cash flow and changes in the availability and cost of capital; (v) environmental, drilling and other operating risks, including liability claims as a result of our oil and natural gas operations; (vi) proved and unproved drilling locations and future drilling plans; (vii) the effects of existing and future laws and governmental regulations, including environmental, hydraulic fracturing and climate change regulation; (viii) restrictions contained in our debt agreements; (ix) our ability to generate sufficient cash to service our indebtedness; and (x) any of the risk factors and other cautionary statements described under the heading “ Risk Factors”
in the prospectus relating to the exchange offer of our senior notes, dated as of and filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 22, 2014, and the other documents and reports we file from time to time with the Securities and Exchange Commission.
Readers are cautioned not to place undue reliance on forward-looking statements. Should one or more of the risks or uncertainties referenced above occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-
looking statements. Further, new factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.
Each forward-looking statement speaks only as of the date of this presentation, and, except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.
Non-GAAP Disclosures
This presentation refers to certain non-GAAP financial measures. Definitions of these measures and reconciliation between U.S. GAAP and non-GAAP financial measures are included at the end of this presentation.

Production by Business Unit

(MMcfe/d)
Q2'14 Q1'14 Q2'13
West Division
Williston 24 23 27
Powder River 29 22 24
Green River 64 56 89
San Juan 80 84 94
East Division
Mid-con West 84 84 94
Mid-con East 103 110 90
East Texas 157 148 175
Other 2 2 3
Company Total 543 529 596

10.5
10.5
10.0
9.5
9.3
7.4
5.5
6.0
6.0
6.0
5.3
5.0
5.0
4.5
4.0
3.5
4.0
2.4
Jan
Feb
Mar
Apr
May
June
West Division
East Division

39
26
26
3
13
2
8
6
5
3
3
9
9
9
14
7
Q2'13
Q1'14
Q2'14
Mid-Con
East Texas
Williston
Green River
Powder River

Rig count lower through Q2; Ft. Union
program underway with two additional
rigs in August
Second quarter first sales activity up
East Texas – Positive initial Cotton Valley
Taylor production results
Bakken – Testing new spacing and
completion technique
San Juan – Compression optimization pilot
Granite Wash – Analysis ongoing, expect
to re-enter program in Q4’14 or Q1’15
MS Lime – Successfully drilled first 2014
four-well pad (Q3 completion)

Q2 Operational Highlights
First Sales Activity
Average Rig Count
(1)
(1) Gross operated well count

Q2 Financial Update
(1) Income Statement G&A excluding non-cash G&A compensation expense of  $0.19, $0.21 and $0.09 per Mcfe for Q2’14, Q1’14 and Q2’13, respectively
(2) Cash operating margin is a non-GAAP financial measure.  A description of cash operating margin is included at the end of this presentation and the calculation of the measure is provided above
(3) Adjusted EBITDA is a non-GAAP financial measure.  A reconciliation to its nearest GAAP financial measure is included at the end of this presentation
(1)
(2)
(3)
Q2'14 Q1'14 Q2'13
Realized Price ($/Mcfe)
Excluding Derivatives $6.05 $6.46 $5.62
Including Realized Derivatives $5.34 $5.67 $5.42
Operating Expenses ($/Mcfe)
LOE $1.14 $0.95 $0.90
Production Tax $0.44 $0.43 $0.39
Cash G&A $0.58 $0.65 $0.54
Total $2.16 $2.03 $1.83
Cash Operating Margin ($/Mcfe) $3.18 $3.64 $3.59
Adjusted EBITDA ($MM) $161 $179 $203

Q2 Financial Update
(1) Includes Tubular oil and gas equipment, prepaid drilling costs and other
(2) Includes LG&G, field facilities, corporate and other
(1)
(2)
($MM)
Q1'14 Q2'14 1H'14
Cash Flow From Operations $103 $157 $260
Divestiture Proceeds $6 $48 $54
Total $109 $205 $314
Capital Expenditures:
Drilling and Completion $131 $199 $330
$7 $6 $13
Capitalized Cash Interest & Internal Costs $131 $20 $151
Total $269 $225 $494
Other

As of August 1, 2014
(1) Volumes are rounded
(2) 2015 includes 20,000 MMBtu/d of Cal ’15 collars and 10,000 MMBtu/d of Q1’15 collars
(3) 2016 includes 30,000 MMBtu/d of natural gas collars to the extent our counterparty elects to exercise their collar options
Note:  2014 includes balance of the year only
Year Bbls/d
(1)
Swap Price
2014 16,500 $90.63
2015 3,500 $90.91
Year Bbls/d
(1)
Swap Price
2014 7,500 $35.42
2015 750 $37.07
Year MMBtu/d
(1)
Wtd Avg
Floor
2014 306,500 $4.15
2015
(2)
147,000 $4.07
2016
(3)
136,000 $4.04
2017 40,000 $3.92
NGL Swaps Oil Swaps
Natural Gas Swaps & Collars
Current Hedge Position

Non-GAAP Disclosures
Cash operating margin, EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA are non-GAAP financial measures. We believe that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our financial condition and results of operations.
Cash operating margin represents our average realized sales price per Mcfe, including the effect of realized derivatives,  less (i) lease operating expenses per Mcfe, (ii) production and ad valorem taxes per Mcfe and (iii) general and administrative expenses per Mcfe, excluding non-cash stock compensation expenses. The per unit components of  cash operating margin are determined by dividing the applicable component by our total production on a natural gas equivalent basis. We believe that  cash operating margin is an important measure that can facilitate comparisons of our performance between periods and to the performance of our peer companies.
EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted as applicable in the relevant period for select items specified in the credit agreement governing our revolving credit facility, including unrealized hedging losses (gains), non-cash stock compensation expenses, management and similar fees paid to our sponsors, costs associated with the preparation and implementation of certain public company compliance obligations, losses (gains) on non-ordinary course asset dispositions, ceiling test charges and certain unusual and non-recurring charges. We define Covenant Adjusted EBITDA as total Adjusted EBITDA less the
Adjusted EBITDA attributable to any assets or businesses disposed of during the relevant period. We believe that the presentation of EBITDA, Adjusted
EBITDA and Covenant Adjusted EBITDA is important to provide management and investors with (i) additional information to evaluate our ability to service and comply with our debt obligations, adjusting for certain items required or permitted in calculating covenant compliance under the credit agreement governing our revolving credit facility, (ii) a supplemental indicator of the operational performance and value of our business, (iii) an additional criterion for evaluating our performance relative to peer companies and (iv) supplemental information about certain material non-cash and other items that may not continue at the same level in the future.
Net income (loss) is the GAAP financial measure most directly comparable to each of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA. Our
non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non-
GAAP financial measures has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider these non-GAAP financial measures in isolation or as a substitute for analysis of our results as reported under GAAP. Because  cash operating margin, EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Management compensates for the limitations of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP financial measures, understanding the difference between the non-GAAP financial measures, on the one hand, and each of their respective most directly comparable GAAP financial measures, on the other hand, and incorporating this knowledge into its decision-making processes. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating our financial condition and results of operations.
The following table presents reconciliations of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA to net income (loss) for each of the periods indicated.

Q2 2014 Adjusted EBITDA Reconciliation
(1)
(2)
(3)
(4)
Three Months Twelve Months
Ended Ended
June 30, 2014 June 30, 2014
(dollars in thousands)
Net income (loss) (207,822) $        (1,339,033) $
Interest expense, net 21,443 41,919
Provision (benefit) for income taxes (115,146) (743,200)
Depreciation, depletion and amortization 128,189 549,217
EBITDA (173,336) $        (1,491,097) $
Adjustment for unrealized hedging losses (gains) 3,279 82,320
Adjustment for non-cash stock compensation expense 10,392 41,818
Adjustment for fees paid to sponsors 5,513 21,525
Adjustment for fees paid for public company compliance 586 1,708
(Gain) loss on sale of other property and equipment 95 (2,431)
Provision to reduce carrying value of oil and gas properties 312,070 2,049,410
Unusual or non-recurring charges described in credit agreement 2,729 18,497
Adjusted EBITDA 161,328 $          721,750 $
Covenant Adjusted EBITDA 712,874 $
(1)
Includes depreciation, depletion and amortization of oil and gas properties and depreciation and amortization of other property and equipment and accretion of asset retirement obligations
(2)
Stock compensation expense recognized in earnings, net of capitalization
(3)
Quarterly management fee
(4)
Excludes sold Adjusted EBITDA of approximately $8.9 MM per the credit agreement governing our revolving credit facility.  Covenant Adjusted EBITDA measured on a rolling four-quarters basis is used to determine our compliance with the financial performance covenant in the credit agreement governing our revolving credit facility
Note:  Calculated as of 6/30/14 with respect to Samson Resources Corporation and its consolidated subsidiaries by reference to the applicable terms of the credit agreement governing our revolving credit facility